UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2007

                           CHINA NATURAL HEALTH, INC.
             (Exact name of registrant as specified in its charter)


        Florida                     333-103363              56-230193
       -------                     ----------               ---------
(State of other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)



              9770 South Military Trail, B-7
                 Boynton Beach, Florida                       33436
     -----------------------------------------         -----------------
      (Address of principal executive offices)               Zip Code)


Registrant's telephone number, including area code: (561) 364-7299



                              48 Dongfeng East Road
                           Kantai Building A Suite 702
                                Kunming, Yunnan,
                        People's Republic of China 650051
                    ----------------------------------------

         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)



|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED] 8

                                Table of Contents


                                                                          Page
                                                                       --------

Item 1.02 Termination of a Material Definitive Agreement...................3



Item 2.01 Completion of Acquisition or Disposition of Assets...............6



Item 5.01 Changes in Control of Registrant.................................6



Item 5.02 Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers..............................6



Item 9.01 Financial Statements and Exhibits................................7



SIGNATURE..................................................................8

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

         This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our planned operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our cash expenditures for the next 12 to 36 months. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology.

         These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry's) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The "Risk Factors" section of this current report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

         We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.


                                EXPLANATORY NOTE

         As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the "Company," "we," "us," and "our" refer to China Natural Health, Inc., a Florida corporation, after giving effect to the acquisition of China Southern Bio-Pharma, Inc., a Florida corporation ("China Southern") and its 51% subsidiary, Yunnan Hero Pharmaceutical Co., Ltd., a Chinese limited company ("Hero Pharmaceutical"), and the related transactions described below, unless the context requires otherwise.


Item 1.02 Termination of Material Definitive Agreement.

         As previously disclosed, on February 13, 2007, the Company, then known as W-Candy, Inc., a Florida corporation "W-Candy," entered into a Stock Purchase Agreement (the "Purchase Agreement") with China Southern and Mr. Yongkang Zhou, the Chief Executive Officer and sole stockholder of China Southern, pursuant to which the Company acquired on February 13, 2007 (the "Closing Date") all of the issued and outstanding capital stock of China Southern from Mr. Zhou in consideration for five million (5,000,000) shares of common stock, par value $0.001 per share (the "W-Candy Shares") of the Company (the "Acquisition").

         Following the Acquisition, W-Candy changed its name to China Natural Health, Inc. and moved its executive offices to 48 Dongfeng East Road, Kantai Building A Suite 702, Kunming, Yunnan, People's Republic of China 650051 and changed its phone number to 0871-3190005

         On April 20, 2007, the Board of the Directors of the Company unanimously adopted and shareholders holding a majority of the common stock of the Company have approved a resolution authorizing and approving a Mutual Termination Agreement (the "Termination Agreement") pursuant to which the Acquisition was rescinded.

         The Board and such shareholders believe that it is in the best interests of the Company and its shareholders to terminate and rescind the merger due to the inability of China Southern to comply with the Commission's requirements for reporting entities.

         Pursuant to the Termination Agreement, each party released and discharged the other from any and all claims, actions and liabilities arising from or in connection with the Purchase Agreement, the events leading up to and including the termination and rescission of the Acquisition as well as any and all claims arising from the Termination Agreement.

         The Termination Agreement, dated April 20, 2007, became effective on April 20, 2007 (the "Effective Date"). On the Effective Date, the Company relinquished all of its ownership interest in China Southern, which is now 100% owned by Mr. Zhou, and Mr. Zhou relinquished his ownership interest in the Company. Also on the Effective Date, the Company's Board of Directors re-appointed Brian Shenkman as the Company's Chief Executive Officer, President, Secretary, Treasurer and Chairman and Kenneth Shenkman as the Company's Chief Financial Officer and Director; and Mr. Zhou resigned as the Company's Chief Executive Officer and Chairman of the Company's Board of Directors and Ms. Lanzheng Du resigned as the Company's Chief Financial Officer and as a Director of the Company's Board of Directors.

         A copy of the Termination Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. .

         On the Effective Date, the Company relocated its corporate office to 9770 South Military Trail, B-7 Boynton Beach, Florida 33436. Its telephone number is (561) 364-7299


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the owner of more than 5% of the issued and outstanding Common Stock, (ii) each director, (iii) each "named executive officer," as that terms is defined in Regulation S-B promulgated by the SEC and (iv) all directors and executive officers as a group without naming them before and after the Closing.

         In general, "beneficial ownership" includes those shares a shareholder has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.


                                                   Before Closing                       Post Closing
-------------------------------------------------------------------------------------------------------------------
Name and Address                          Amount and                          Amount and
                                            Nature         Percentage of        Nature         Percentage of
                                        of Beneficial       Outstanding      of Beneficial      Outstanding
                                          Ownership        Shares Owned (1)    Ownership       Shares Owned(2)
-------------------------------------------------------------------------------------------------------------------
Brian Shenkman                          3,000,000(3)          31.17%          3,000,000(3)         64.85%
9770 South Military Trail, B-7
Boynton Beach, Florida 33436.

Kenneth Shenkman                           20,000                  *             20,000             1.23%
9770 South Military Trail, B-7
Boynton Beach, Florida 33436.

Yongkang Zhou
c/o China Natural Health, Inc.
48 Dongfeng East Rd.
Kantai Building A, Suite 702
Kunming Yunnan, China  650051          5,000,000              75.46%                   0                0%


Lanzheng Du
c/o China Natural Health, Inc.
48 Dongfeng East Rd.
Kantai Building A, Suite 702
Kunming Yunnan, China  650051                  0                 0%                   0                0%

Paul Prager
7069 Haviland Circle
Boynton Beach, Florida  33437            100,000              1.51%             100,000             6.15%

Kalb & Peck
Private Client Trust II
5728 LBJ Freeway, Suite 400
Dallas, Texas  75240                     100,000              1.51%             100,000             6.15%

Leslie Siegel
19575 Island Court Drive
Boca Raton, Florida 33434                100,000              1.51%             100,000             6.15%

Lenny Sokolow
2458 Provence Court
Weston, Florida 33327                    100,000              1.51%             100,000             6.15%

Kevin Monahan
9343 Sun Pointe Drive
Boynton Beach, Florida 33437             200,000              3.01%             200,000            12.30%

All officers and directors as a group
without naming them
(3 persons before Closing
2 persons after Closing)              3,020,000(3)            75.76%          3,020,000            65.28%


* Less than 1%

(1)      Based on 6,626,000 shares of Common Stock.
(2)      Based on 1,626,000 issuance and outstanding shares of Common Stock.
(3) Includes 3,000,000 shares of the Company's Common Stock issuable upon the conversion of 1,000,000 shares of Series A Preferred Stock issued to Mr. Shenkman in November 2002 for $5,000.

Item 2.01 Completion of Acquisition or Disposition of Assets

         Please see Item 1.02 Termination of Material Definitive Agreement which is incorporated by reference herein.



Item 5.01 Changes in Control of Registrant.

         As a result of the Termination Agreement, Mr. Zhou no longer beneficially owned approximately 75.46% of the issued and outstanding Common Stock of the Company. At the Effective Date, Mr. Brian Shenkman beneficially owns approximately 64.85% of the Common Stock of the Company, thereby giving him control over the day to day management and operation of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         At the Closing, Mr. Yongkang Zhou tendered his resignation, effective as of the Effective Date, as the Company's Chief Executive Officer and Chairman of the Company's Board of Directors and Ms. Lanzheng Du resigned, effective as of the Effective Date, as the Company's Chief Financial Officer and as a Director of the Company's Board of Directors. Brian Shenkman was re-appointed as the Company's Chief Executive Officer, President, Secretary Treasurer and Chairman and Kenneth Shenkman was re-appointed as the Company's Chief Financial Officer and Director, and resigned his position as Vice President.

         All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board.

                             DIRECTORS AND OFFICERS

Name                                  Age                     Position
------------------------------------------------------------------------------

Brian Shenkman                        40           Chief Executive Officer,
                                                   President, Secretary,
                                                   Treasurer and Chairman

Kenneth Shenkman                      42           Chief Financial Officer,
                                                   Director

         Brian Shenkman served as the Company's President, Secretary, Treasurer and Chairman since October 2002 (inception) until the consummation of the Acquisition. From April 1992 to present, Mr. Shenkman also serves as the President of Mickey Shanks Inc. Mr. Shenkman is the owner of Mickey Shanks. Mickey Shanks' business consists of selling candy and confection products, primarily Icee brand soft drinks, at fairs and festivals on the East Coast of the United States.

         Kenneth Shenkman served as the Company's Chief Financial Officer and Director from May 2004 until the consummation of the Acquisition. After the Acquisition, Mr. Shenkman remained with the Company as a Vice President and Director. Mr. Shenkman served as Vice President for Genesis Technology Group, Inc, (OTCBB: GTEC) from August 2001 through November, 2003 when he joined Candyland Warehouse, Inc. At Candyland, Kenneth is responsible for all technology and accounting-related issues. At W-Candy, he is responsible for all in-house accounting, as well as development and marketing of the Company's web site.

         There are no employee agreements that could prevent Brian Shenkman or Kenneth Shenkman in participating in other business ventures that may compete with W-Candy in a direct or indirect manner.

         There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any current director, executive officer, promoter or control person of the Company during the past five years.

Family Relationships

         Brian Shenkman and Kenneth Shenkman are brothers.

Involvement in Certain Legal Proceedings

         During the past five years, neither Brian Shenkman nor Kenneth Shenkman
(i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Certain Relationships and Related Transactions.

            During the fiscal year ended December 31, 2006 and since the beginning of the Company's last fiscal year, there were no transactions, nor are there any currently proposed transaction, in which the Company was or is to be a participant involving an amount exceeding the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company's total assets at year-end for the last three completed fiscal years, in which any related person (as defined in Item 404 of Regulation S-B) had or will have a direct or indirect material interest.



Item 9.01 Financial Statements and Exhibits

     (b) Pro-Forma Financial Information

See below.

     (c) Exhibits

Exhibit No.   Description

  10.1 Mutual Termination Agreement, date April 20, 2007, by and between China Natural Health, Inc. China Southern Bio-Pharma, Inc. and Yongkang Zhou

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 20, 2007               CHINA NATURAL HEALTH, INC.
                                   By: /s/ BRIAN SHENKMAN
                                   ----------------------------------
                                   Name: Brian Shenkman
                                   Title: Chief Executive Officer and President

                           China Natural Health, Inc.
                        (formerly known as W-CANDY, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                December 31, 2006


                                     ASSETS

Current Assets

     Cash                                                              $  4,578
                                                                      ----------

     Total Assets                                                      $  4,578
                                                                      ==========

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

     Current Liabilities

         Accrued Accounting Expenses                                   $  6,500
                                                                       ---------

         Total  Current Liabilities                                       6,500
                                                                       ---------



Stockholders' Equity
        Preferred Stock, $ .001 par value, 25,000,000 authorized,
        issued and outstanding 1,000,000                                  1,000


        Common  Stock, $.001 par value, 10,000,000 authorized,            1,626
        issued and outstanding 1,626,000

Additional paid in capital                                               73,874
Accumulated deficit during development stage                            (78,422)
                                                                      ----------

Total Stockholders' Deficit                                              (1,922)
                                                                      ----------

Total Liabilities & Stockholders' Deficit                               $ 4,578
                                                                       =========


                See accompanying notes to financial statements.

                           China Natural Health, Inc.
                        (formerly known as W-CANDY, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS

                                                     For the Years Ended
                                         December 31, 2006  December 31, 2005     October 22, 2002
                                                                                   (Inception) to
                                                                                   December 31 2006
                                                                                   (unaudited)

Revenue                                      $       -         $       -           $         -
                                       ------------------ ------------------ -----------------------
Expenses                                        13,377             16,607               78,422
                                       ------------------ ------------------ -----------------------
Net loss                                     $ (13,377)         $ (16,607)         $   (78,422)
                                       ================== ================== =======================
Net income per weighted average shares
    -basic & diluted                         $   (0.01)         $   (0.01)         $     (0.05)
                                       ================== ================== =======================
Weighted average of shares
    -basic & diluted                         1,626,000          1,626,000            1,564,462
                                       ================== ================== =======================


                 See accompanying notes to financial statements.

                           China Natural Health, Inc.
                        (formerly known as W-Candy, Inc.)
                          (A DEVELOPMENT STAGE COMPANY)
                                December 31, 2006



NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations

China Natural Health, Inc. (formerly known as
W-Candy, Inc.) (the "Company") was organized under the laws of the State of Florida on October 22, 2002.

The Company is in the development stage. The Company plans to develop distribution channels in the candy and confections marketplace utilizing traditional formats as well as via the World Wide Web. The Company currently has no operations.

Current Operations

The Company currently has no operations. Any expenses incurred by the company at this time are deemed to be immaterial and insignificant.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           China Natural Health, Inc.
                        (formerly known as W-Candy, Inc.)
                          (A DEVELOPMENT STAGE COMPANY)
                                December 31, 2006


Cash and Cash Equivalents

Cash and cash equivalents includes cash in banks. The Company maintains cash and cash equivalent balances at a financial institution that is insured by the federal deposit Insurance Corporations up to $100,000. At December 31, 2006, there is no concentration of credit risk from uninsured bank balances.


Recent Accounting Pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in our first quarter of fiscal 2006. We believe that the adoption of this standard will have no material impact on our financial statements.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. We believe that the adoption of this standard will have no material impact on our financial statements.

In April 2005, the Securities and Exchange Commission's Office of the Chief Accountant and its Division of Corporation Finance has released Staff Accounting Bulletin (SAB) No.107 to provide guidance regarding the application of FASB Statement No.123 (revised 2004), Share-Based Payment. Statement No. 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SAB 107 provides interpretative guidance related to the interaction between Statement No. 123R and certain SEC rules and regulations, as well as the staff's views regarding the valuation of share-based payment arrangements for public companies. SAB 107 also reminds public companies of the importance of including disclosures within filings made with the SEC relating to the accounting for share-based payment transactions, particularly during the transition to Statement No. 123R.

In May 2005, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. Opinion 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe that the adoption of SFAS 154 will have a significant effect on its financial statements.

                           China Natural Health, Inc.
                        (formerly known as W-Candy, Inc.)
                          (A DEVELOPMENT STAGE COMPANY)
                                December 31, 2006


Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.



NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Tax

Under the asset and liability method of FASB Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance, when in the Company's opinion it is likely that some portion or the entire deferred tax asset will not be realized.


Deferred income taxes reflect the net income tax effect of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and amounts used for income taxes. The Company's deferred income tax assets and liabilities consist of the following:


                                                   December 31,  December 31,
                                                      2006          2005
                                                     --------   ----------------

Net operating loss carryforwards                   $  30,000      $ 25,000


Valuation allowance                                  (30,000)      (25,000)
                                                   ----------     ----------


Net Deferred tax asset                         $          --      $    --
                                                =============     =========

                           China Natural Health, Inc.
                        (formerly known as W-Candy, Inc.)
                          (A DEVELOPMENT STAGE COMPANY)
                                December 31, 2006


Net operating loss carryforwards totaled approximately 78,000 at December 31, 2006. The net operating loss carryforwards will begin to expire in the year 2018 if not utilized. After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2006 due to uncertainty of realizing the deferred tax assets.

The reconciliation of the income tax computed at the U.S. Federal Statutory Rate to income tax expense for the period December 31, 2006:



                                                    December 31,  December 31,
                                                       2006           2005
                                                     --------   ----------------

Tax expense (benefit) at Federal rate (35%)     $     (4,600)     $   (5,800)

State income tax, net of Federal benefit               ( 400)     $   (  600)

Change in valuation allowance                           5,000          6,400
                                                    ---------     -------------

Net income tax (benefit) allowance                $      --      $       --
                                                 =============     =============


Utilization of the Company's net operating loss carryforwards are limited based on changes in ownership as defined in Internal Revenue Code Section 382.


NOTE 2- Stockholders' Equity

In November 2002, 1,000,000 shares of Series A convertible Preferred Stock were issued to Brian Shenkman for $5,000. These shares convert at at 3:1 ratio into common stock. Thus, if Mr. Shenkman were to convert his shares, he would receive 3,000,000 shares of common stock.

During the year ended 2003, the Company issued 200,000 shares of its common stock to a consultant for services rendered. The Company valued these shares $.001, or par value, and recognized $200 in non-cash based stock compensation. These shares were issued prior to any sales of the Company's common stock.

In 2003 the Company sold 1,426,000 of its common stock at $.05 for gross proceeds of $71,300.

                           China Natural Health, Inc.
                        (formerly known as W-Candy, Inc.)
                          (A DEVELOPMENT STAGE COMPANY)
                                December 31, 2006


NOTE 3- GOING CONCERN

The accompanying financial statements are prepared assuming the Company will continue as a going concern. During the year ended December 31, 2006, the Company incurred net losses of $13,377 and had negative cash flows from operations in the amount of $20,532. While the Company is attempting to increase sales, the growth has not been significant enough to support the Company's daily operations. Management intends to attempt to raise additional funds by way of a public or private offering. While the Company believes in the viability of its strategy to increase sales volume and in its ability to raise additional funds, there can be no assurances to that effect.


NOTE 4- PREFERRED STOCK


On October 22, 2002, the Board of Directors authorized the designation and issuance of 1,000,0000 shares of Series A Convertible Preferred stock.
On November 6, 2006 the Company amended its Articles of Incorporation to increase the number of these Series A Convertible Preferred stock to 25,000,000. This preferred stock has the following features: (a) Conversion at a ratio of 1:3 into Common Stock, (b)Non- voting rights, (c) Senior to Common Stock, upon liquidation. In the event of liquidation, dissolution or winding up of the Company, holders of shares of the Series A Preferred Stock are entitled to receive, out of legally available assets, a liquidation preference of $0.01 per share up to maximum of $1,000. Outstanding shares of Series A Preferred Stock are not subject to redemption by the Company. The designation, number of, voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A Preferred Stock may be amended by a resolution of the Board of Directors with the approval of the Series A Preferred shareholders. The Company issued 1,000,000 shares of the Series A Preferred Stock on October 22, 2002 to Brian Shenkman, its then CEO for $5,000 cash paid to the Company


Note 5  - EARNINGS (LOSS) PER SHARE

Loss per common share

In accordance with SFAS No. 128 "Earnings Per Share," Basic earnings per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Diluted loss per common share is not presented because it is anti-dilutive. The Company's common stock equivalents at December 31, 2006 include the following:


        Convertible preferred stock     1,000,000 shares

                           China Natural Health, Inc.
                        (formerly known as W-Candy, Inc.)
                          (A DEVELOPMENT STAGE COMPANY)
                                December 31, 2006


NOTE 6 - SUBSEQUENT EVENT

On February 13, 2007, the Company entered into a Stock Purchase Agreement with China Southern and Mr. Yongkang Zhou, the Chief Executive Officer and sole stockholder of China Southern, pursuant to which the Company acquired all of the issued and outstanding capital stock of China Southern from Mr. Zhou in consideration for five million (5,000,000) shares of common stock of the Company.

Immediately following the consummation of the Acquisition, W-Candy changed its name to China Natural Health, Inc.

Effective upon the consummation of the Acquisition, Mr. Yongkang Zhou, the Chief Executive Officer and Chairman of China Southern, was appointed the Company's Chief Executive Officer and Chairman of the Company's Board of Directors. Ms. Lanzheng Du, the Chief Financial Officer and Director of China Southern, was be appointed as the Company's Chief Financial Officer and as a Director of the Company's Board of Directors. Brian Shenkman, the Company's current Chief Executive Officer, President, Secretary Treasurer and Chairman, resigned. Kenneth Shenkman, the Company's current Chief Financial Officer and Director, will remain with the Company as Vice President and Director.

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